SUPPLEMENT DATED SEPTEMBER 19, 2014
To the variable annuity prospectus of:

Allianz Index AdvantageSM

ISSUED BY

Allianz Life Insurance Company of North America and Allianz Life Variable Account B

This supplement updates certain information contained in the prospectus and should be attached to the prospectus and retained for future reference.

The note regarding Contracts issued in Mississippi in Section 4 of the prospectus (Purchasing the Contract-Purchase Requirements), included as the 3rd bullet point in the Note section on page 25, is replaced with the following:

For Contracts issued in Mississippi: We do not accept additional Purchase Payments on or after the first Contract Anniversary.

PRO-003-0414
(IXA-003)